Exhibit 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Philip R. Mays, Chief Financial Officer of Cedar Realty Trust, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify, to the best of my knowledge, as follows:

1.The Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2018, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 3rd day of May, 2018.

/s/ PHILIP R. MAYS
Philip R. Mays Executive Vice President, Chief Financial Officer and Treasurer